UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 IR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2007

MAXUS REALTY TRUST, INC.
(Exact name of small business issuer as specified in its charter)

000-13754
(Commission file number)

Missouri	43-1339136
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Trust's telephone number, including area code	(816) 303-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends Item 9.01 of the Registrant’s Current Report on Form 8-K, dated January 11, 2007 and filed January 18, 2007 regarding the completion of its acquisition of the Highland Pointe Apartments, an apartment complex located in Yukon, Oklahoma. The sole purpose of this amendment is to provide the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the original filing.

Item 9.01.  Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired - Highland Pointe Apartments

Report of Independent Registered Public Accounting Firm

Statements of Revenue and Certain Expenses (as defined - Note 2) for the year ended December 31,
2005, and the nine months ended September 30, 2006 (unaudited)

Notes to the Statements of Revenue and Certain Expenses

(b)     Pro Forma Financial Information

Unaudited Pro Forma Funds from Operations for the Nine-Month Period Ended September 30, 2006
and the Year Ended December 31, 2005

Unaudited Pro Forma Statements of Operations for the Nine-Month Period Ended September 30,
2006 and the Year Ended December 31, 2005

Unaudited Pro Forma Balance Sheet as of September 30, 2006

Unaudited Notes to Pro Forma Information

Management’s Discussion and Analysis of Highland Pointe Apartments

(c)     Exhibits

None

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Maxus Realty Trust, Inc.

Date: May 10, 2007	By:	/s/ David L. Johnson
David L. Johnson,
Chairman of the Board, President and
Chief Executive Officer

Report of Independent Registered Public Accountants

Board of Directors
Maxus Realty Trust, Inc.
North Kansas City, Missouri

We have audited the accompanying statement of revenue and certain expenses (as defined - Note 2) of Maxus Realty Trust, Inc.’s Highland Pointe Apartments for the year ended December 31, 2005. This financial statement is the responsibility of Maxus Realty Trust, Inc.’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc., as described in Note 2 to the financial statement. It is not intended to be a complete presentation of Highland Pointe Apartments’ revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - Note 2) of Highland Pointe Apartments for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Moore Stephens Frost, PLC
Certified Public Accountants

Little Rock, Arkansas
May 7, 2007

HIGHLAND POINTE APARTMENTS
STATEMENT OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
FOR THE PERIOD ENDED SEPTEMBER 30, 2006 AND THE YEAR ENDED DECEMBER 31, 2005

		September 30,
	December 31,	2006
	2005	(Unaudited)
Revenue:
Rent revenue	$1,313,000	1,129,000
Other revenue	131,000	103,000
Total revenues	1,444,000	1,232,000

Operating expenses:
Repairs and maintenance	92,000	96,000
Real estate taxes	146,000	106,000
Utilities	106,000	96,000
Property management fees	53,000	13,000
Insurance	50,000	29,000
Property overhead	371,000	77,000
Other operating expenses	412,000	280,000
Total operating expenses	1,230,000	697,000
Operating income	$214,000	535,000

See accompanying notes to this statement of revenue and certain expenses.

HIGHLAND POINTE APARTMENTS
NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE PERIOD ENDED SEPTEMBER 30, 2006 AND THE YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

1. ACQUISITION OF HIGHLAND POINTE APARTMENTS:

The Highland Pointe Apartments (“Highland Pointe”) is a 232-unit apartment complex located at 500 Pointe Parkway Boulevard, Yukon, Oklahoma. The Highland Pointe Apartments was owned by West OKC Highland Pointe Associates, L.L.C. (“OKC”). On December 22, 2006, OKC entered into a Membership Interest Purchase and Sale Agreement to sell all of the preferred and common membership interests in OKC (the “Interests”) to Highland Pointe Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Operating Limited Partnership, (“MOLP”). MOLP is majority owned by Maxus Realty Trust, Inc. (“MRTI” or the “Trust”). The property was purchased on January 11, 2007 with a purchase price of $16,250,000 plus closing costs of approximately $15,000. MRTI funded the acquisition of the membership interests from cash on hand of approximately $3,365,000 and the assumption of a construction mortgage loan with an outstanding loan balance of approximately $12,700,000 that encumbered the property. MRTI’s assumption of the loan was approved by the lender, Stillwater National Bank and Trust Company, in connection with our acquisition of the membership interests. On February 2, 2007, MRTI refinanced the property, and paid off the construction loan, with a mortgage loan of $13,000,000 from NorthMarq Capital, Inc., secured by the Property. The mortgage loan bears interest at a fixed rate of 5.67% and is due and payable on February 28, 2017.

2. BASIS OF PRESENTATION:

The statement of revenue and certain expenses has been prepared on the accrual basis of accounting. The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a current report on Form 8-K of the Registrant. The statement of revenue and certain expenses is not intended to be a complete presentation of the revenues and expenses of Highland Pointe for the years ended December 31, 2005 and the nine months ended September 30, 2006. For the nine months ended September 30, 2006, it is the opinion of management that all adjustments (which include only normal recurring adjustments) necessary to present fairly the revenues and certain expenses have been made.

The statement of revenue and certain expenses excludes items not comparable to the projected future operations of Highland Pointe. Excluded expenses include mortgage interest, mortgage insurance premium and depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3. REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, damage charges, and late fees.

4. USE OF ESTIMATES:

Management of MRTI has made a number of estimates and assumptions relating to the reporting of revenues and certain expenses and the disclosure of contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

5. RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for

Highland Pointe following the acquisition. David L. Johnson, the Trust’s Chairman, Chief Executive Officer and President and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock, is the chairman and majority shareholder of Maxus. Management fees are determined pursuant to the management agreement and are calculated at 4% of the total revenue collected by Highland Pointe. The Trust believes the management fees are similar to fees that would be paid to an unrelated party for management of Highland Pointe.

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MAXUS REALTY TRUST, INC.
PRO FORMA FUNDS FROM OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005
(UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired Highland Pointe as of January 1, 2005. This pro forma information does not purport to represent operations of MRTI or Highland Pointe, nor does it purport to represent actual or expected operating results of MRTI or Highland Pointe for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

FUNDS FROM OPERATIONS

The white paper on Funds from Operations approved by the board of governors of NAREIT defines Funds from Operations as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus property related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect Funds from Operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as “extraordinary items” under GAAP and gains and losses from sales of depreciable operating property. In 2002, NAREIT clarified that Funds from Operations related to assets held for sale, sold or otherwise transferred and included in results of discontinued operations should continue to be included in consolidated Funds from Operations.

The Registrant computes Funds from Operations in accordance with the guidelines established by the white paper, which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Registrant’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Registrant’s liquidity, nor is it indicative of funds available to fund the Registrant’s cash needs including its ability to make distributions. The Registrant believes Funds from Operations is helpful to investors as a measure of the performance of the Registrant because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of the Registrant to incur and service debt and make capital expenditures. In the table below, revenue, expenses, net income and property related depreciation and amortization were determined in accordance with GAAP. The addition of property related depreciation and amortization to net income results in Funds from Operations which is not determined in accordance with GAAP.

For the nine months ended September 30, 2006

		Pro Forma
		Adjustments
	MRTI	Acquisition
	Historical	of Highland	Pro Forma
	Amounts	Pointe	Amounts
Net income (loss)	$917,000	(834,000)	83,000
Property related depreciation and amortization	1,526,000	483,000	2,009,000
Funds from Operations	$2,443,000	351,000	2,092,000

FUNDS FROM OPERATIONS - CONTINUED

For the year ended December 31, 2005

			Pro Forma
			Adjustments
	MRTI	Adjustments	Acquisition
	Historical	for 2005	of Highland	Pro Forma
	Amounts	Transactions	Pointe	Amounts
Net income (loss)	$(1,091,000)	---	(1,758,000)	(2,849,000)
Property related depreciation and amortization	2,226,000	419,000	838,000	2,645,000
Funds from Operations	$1,135,000	419,000	920,000	(204,000)

The remainder of this page left blank intentionally.

MAXUS REALTY TRUST, INC.
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2006 AND YEAR ENDED DECEMBER 31, 2005 (UNAUDITED)

The following unaudited pro forma statements of operations present the operations of MRTI as if MRTI had acquired Highland Pointe on January 1, 2005, for the nine months ended September 30, 2006 and for the year ended December 31, 2005. This pro forma information does not purport to represent operations of MRTI or Highland Pointe, nor does it purport to represent actual or expected operating results of MRTI or Highland Pointe for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

The unaudited pro forma statements of operations should be read in conjunction with, and are qualified in their entirety by, the historical statements of operations of Highland Pointe included in this Form 8-K/A.

Nine months ended September 30, 2006

	HISTORICAL		PRO FORMA
			HIGHLAND	HIGHLAND
		HIGHLAND	POINTE	POINTE
Income	MRTI	POINTE	ADJUSTMENTS	TRANSACTION
Revenues:
Rental	$5,317,000	1,129,000	---	6,446,000
Other	663,000	103,000	---	766,000
Total revenues	5,980,000	1,232,000	---	7,212,000

Expenses:
Depreciation and amortization	1,526,000	---	483,000	2,009,000
Repairs and maintenance	727,000	96,000	---	823,000
Turn costs and leasing	333,000	77,000	---	410,000
Utilities	400,000	96,000	---	496,000
Real estate taxes	424,000	106,000	---	530,000
Insurance	236,000	29,000	---	265,000
Property management fees - related parties	289,000	13,000	32,000	334,000
Other operating expenses	916,000	280,000	---	1,196,000
General and administrative	336,000	---	---	336,000
Total operating expenses	5,187,000	697,000	515,000	6,399,000
Net operating income	793,000	535,000	(515,000)	813,000
Interest income	480,000	---	---	480,000
Interest expense	(1,939,000)	(955,000)	73,000	(2,821,000)
Gain on debt extinguishment	219,000	---	---	219,000
Loss before minority interest and
discontinued operations	(447,000)	(420,000)	(442,000)	(1,309,000)
Less minority interest in continuing operations	15,000	14,000	14,000	43,000
Loss from continuing operations	(432,000)	(406,000)	(428,000)	(1,266,000)
Income from discontinued operations
before minority interest	1,395,000	---	---	1,395,000
Less minority interest in discontinued operations	(46,000)	---	---	(46,000)
Income from discontinued operations	1,349,000	---	---	1,349,000

Net income (loss)	$917,000	(406,000)	(428,000)	83,000

Per share data (basic and diluted):
Loss from continuing operations	$(0.31)	(0.29)	(0.31)	(0.90)
Income (loss) from discontinued operations	0.96	---	---	.96
Net income (loss) per share	$0.65	(.29)	(0.31)	.06

Weighted average shares outstanding	1,401,000	1,401,000	1,401,000	1,401,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
PRO FORMA STATEMENTS OF OPERATIONS
(UNAUDITED)

Year ended December 31, 2005

						PRO FORMA
						FOR 2005
		PRO FORMA			PRO FORMA	TRANSACTIONS
		ADJUSTMENTS	PRO FORMA	HISTORICAL	HIGHLAND	AND HIGHLAND
	HISTORICAL	FOR 2005	FOR 2005	HIGHLAND	POINTE	POINTE
	MRTI	TRANSACTIONS	TRANSACTIONS	POINTE	ADJUSTMENTS	TRANSACTION
Income
Revenues:
Rental	$7,033,000	1,140,000	5,893,000	1,313,000	---	7,206,000
Other	864,000	126,000	738,000	131,000	---	869,000
Total revenues	7,897,000	1,266,000	6,631,000	1,444,000	---	8,075,000
Expenses:
Depreciation and amortization	2,226,000	419,000	1,807,000	587,000	251,000	2,645,000
Repairs and maintenance	1,008,000	148,000	860,000	92,000	---	952,000
Turn costs and leasing	490,000	67,000	423,000	371,000	---	794,000
Utilities	565,000	110,000	455,000	106,000	---	561,000
Real estate taxes	666,000	163,000	503,000	146,000	---	649,000
Insurance	369,000	99,000	270,000	50,000	---	320,000
Property management fees -
related parties	391,000	63,000	328,000	53,000	---	381,000
Other operating expenses	1,058,000	168,000	890,000	412,000	---	1,302,000
General and administrative	589,000	---	589,000	---	---	589,000
Total operating expenses	7,362,000	1,237,000	6,125,000	1,817,000	251,000	8,193,000
Net operating income	535,000	29,000	506,000	(373,000)	(251,000)	(118,000)
Interest income	600,000	---	600,000	---	---	600,000
Interest expense	(2,558,000)	(398,000)	(2,160,000)	(1,032,000)	(142,000)	(3,334,000)
Loss before minority interest and
discontinued operations	(1,423,000)	(369,000)	(1,054,000)	(1,405,000)	(393,000)	(2,852,000)
Less minority interest in
continuing operations	$32,000	9,000	23,000	31,000	9,000	63,000
Loss from continuing operations	(1,391,000)	(360,000)	(1,031,000)	(1,374,000)	(384,000)	(2,789,000)
Income (loss) from discontinued
operations before minority interest	$307,000	(369,000)	(62,000)	---	---	(62,000)
Less minority interest in continuing
operations	(7,000)	9,000	2,000	---	---	2,000
Income (loss) from discontinued
operations	300,000	(360,000)	(60,000)	---	----	(60,000)

Net income (loss)	$(1,091,000)	---	(1,091,000)	(1,374,000)	(384,000)	(2,849,000)
Per share data (basic and diluted):
Loss from continuing operations	(1.06)	(0.27)	(0.78)	(1.04)	(0.29)	(2.12)
Income (loss) from discontinued
operations	0.23	(0.27)	(0.05)	---	---	(0.05)
Net income (loss) per share	(0.83)	(0.55)	(0.83)	(1.04)	(0.29)	(2.17)
Weighted average shares
outstanding	1,315,000	1,315,000	1,315,000	1,315,000	1,315,000	1,315,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
PRO FORMA BALANCE SHEET
AS OF SEPTEMBER 30, 2006
(UNAUDITED)

The following unaudited pro forma information presents the balance sheet of MRTI as if MRTI had acquired Highland Pointe as of September 30, 2006. This pro forma information does not purport to represent balances of MRTI or Highland Pointe, nor does it purport to represent actual or expected balances of MRTI or Highland Pointe. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

	September 30, 2006
	MRTI
ASSETS:	Historical	Highland	Pro Forma
Investment property	Amounts	Pointe	Amounts
Land	$2,125,000	698,000	2,823,000
Buildings and improvement	42,614,000	14,551,000	57,165,000
Personal property	3,182,000	803,000	3,985,000
	47,921,000	16,052,000	63,973,000
Less accumulated depreciation	(6,954,000)	---	(6,954,000)
Total investment property	40,967,000	16,052,000	57,019,000

Cash	8,152,000	(3,420,000)	4,732,000
Escrow and reserves	1,250,000		1,250,000
Note receivable	4,058,000		4,058,000
Account receivable	59,000		59,000
Prepaid expenses and other assets	357,000		357,000
Intangible assets	252,000	192,000	444,000
Deferred expenses, less accumulated amortization	476,000	6,000	482,000
Total assets of continuing operations	55,571,000	12,830,000	68,401,000
Assets of discontinued operations-property held for sale	1,256,000	---	1,256,000
Total assets	$56,827,000	12,830,000	69,657,000

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Liabilities:
Mortgages notes payable	$37,546,000	12,700,000	50,246,000
Note payable	4,058,000	---	4,058,000
Accounts payable and accrued expenses	973,000	101,000	1,074,000
Real estates taxes payable	535,000	4,000	539,000
Refundable tenant deposits	218,000	25,000	243,000
Other accrued liabilities	628,000	---	628,000
Total liabilities of continuing operations	43,958,000	12,830,000	56,788,000
Liabilities of discontinued operations - properties held for sale	981,000	---	981,000
Total liabilities	$44,939,000	---	57,769,000
Minority interest	660,000	---	660,000
Shareholder’s equity:
Common stock	1,401,000	---	1,401,000

Additional paid in capital	19,130,000	---	19,130,000
Distribution in excess of accumulated earnings	(9,303,000)	---	(9,303,000)
Total shareholders’ equity	11,228,000	---	11,228,000
	$56,827,000	12,830,000	69,657,000

See accompanying unaudited notes to pro forma financial statements.

MAXUS REALTY TRUST, INC.
UNAUDITED NOTES TO PRO FORMA FINANCIAL INFORMATION

1. HIGHLAND POINTE APARTMENTS:

The Highland Pointe Apartments (“Highland Pointe”) is a 232-unit apartment complex located at 500 Pointe Parkway Boulevard, Yukon, Oklahoma. The Highland Pointe Apartments was owned by West OKC Highland Pointe Associates, L.L.C. (“OKC”). On December 22, 2006, OKC entered into a Membership Interest Purchase and Sale Agreement to sell all of the preferred and common membership interests in OKC (the “Interests”) to Highland Pointe Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Operating Limited Partnership, (“MOLP”). MOLP is majority owned by Maxus Realty Trust, Inc. (“MRTI” or the “Trust”). The property was purchased on January 11, 2007 with a purchase price of $16,250,000 plus closing costs of approximately $15,000. MRTI funded the acquisition of the membership interests from cash on hand of approximately $3,365,000 and the assumption of a construction mortgage loan with an outstanding loan balance of approximately $12,700,000 that encumbered the property. MRTI’s assumption of the loan was approved by the lender, Stillwater National Bank and Trust Company, in connection with our acquisition of the membership interests. On February 2, 2007, MRTI refinanced the property, and paid off the construction loan, with a mortgage loan of $13,000,000 from NorthMarq Capital, Inc., secured by the Property. The mortgage loan bears interest at a fixed rate of 5.67% and is due and payable on February 28, 2017.

2. PARTNERSHIP MANAGEMENT FEE:

Management fees are determined pursuant to the management agreement and are calculated at 4% of the total revenue collected by Highland Pointe. The Trust believes the management fees are similar to fees that would be paid to an unrelated party for management of the properties.

3. DEPRECIATION AND AMORTIZATION:

Buildings and improvements are depreciated over their estimated useful lives (consistent with the policies of MRTI) of 27.5 to 40 years on a straight-line basis. Land improvements are depreciated over their useful lives of 15-20 years on a straight-line basis. Personal property is depreciated over its estimated useful life ranging from 7 to 15 years using the straight-line method. Intangible assets are amortized over the remaining lease term and represent $0 and $192,000 for adjustment of the nine months ended September 30, 2006 and year ended December 31, 2005, respectively.

4. TAXES:

The Trust has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the pro forma statements.

5. RELATED PARTY TRANSACTIONS:

Maxus Properties, Inc. (“Maxus”), an affiliate of the Registrant will provide property management services for Highland Pointe following the acquisition. Management fees are calculated at 4% of the total revenue collected by Highland Pointe.

David L. Johnson, the Trust’s Chairman, Chief Executive Officer and President and the beneficial owner of more than 10% of the Trust’s issued and outstanding common stock, is the chairman and majority shareholder of Maxus.

6. 2007 TRANSACTIONS

On January 11, 2007, a wholly owned subsidiary of the Trust acquired Highland Pointe. The adjustments for the 2007 transaction reflect the pro forma adjustments as if the Highland Pointe Apartments acquisition had occurred on January 1, 2006, for the nine months ended September 30, 2006 Pro Forma Statement of Operations, and September 30, 2006 for the September 30, 2006 Pro Forma Balance Sheet. The adjustment for the year ended December 31,

2005 Pro Forma Statement of Operations reflect the 2005 adjustments for the Highland Pointe acquisition as if the transaction had occurred on January 1, 2005.

a.
Interest expense reflected on the Pro Forma Statement of Operations for the year ended December 31, 2005 include adjustments for interest expense for mortgage debt assumed to be used to fund the remainder of the cost of the acquisition. The Trust estimates the additional cash needed to fund the acquisition (after deducting current liabilities) to be $3,420,000. Interest expense was calculated based on the assumed indebtedness interest rate of 9.25%. Therefore, the interest expense of $142,000 is reflective of the Trust’s mortgage debt effect taking into account the current cash balance.

b.	Reflects adjustment for minority interest assuming no MOLP units issued in connection with Highland Pointe acquisition.

c.	The significant purchase price adjustments to the Pro Forma Balance Sheet are in accordance with SFAS 141 and are described above.

d.	We have adjusted depreciation and amortization to reflect the cost of the Highland Pointe’s assets to MRTI and adjusted the related useful lives to match those of MRTI.

7. BASIS OF PRESENTATION

The Pro Forma Statements of Operations have been prepared on the accrual basis of accounting. The Pro Forma Statements of Operations have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a proxy statement of the Trust.

The Pro Forma Statements of Operations exclude items not comparable to the projected future operations of the Highland Pointe. Excluded expenses include a partnership management fee, depreciation and amortization which will be calculated based on the acquisition basis of the Highland Pointe fixed assets.

8. USE OF ESTIMATES

Management of the Trust has made a number of estimates and assumptions relating to the reporting of pro forma operations and to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

9. RECLASSIFICATIONS

Certain historical 2005 amounts have been reclassified to conform with the current year presentation.

MAXUS REALTY TRUST, INC.
MANAGEMENT’S DISCUSSION AND ANALYSIS OF HIGHLAND POINTE APARTMENTS

The Highland Pointe Apartments (“Highland Pointe”) is a 232-unit apartment complex located at 500 Pointe Parkway Boulevard, Yukon, Oklahoma. The Highland Pointe Apartments was owned by West OKC Highland Pointe Associates, L.L.C. (“OKC”). On December 22, 2006, OKC entered into a Membership Interest Purchase and Sale Agreement to sell all of the preferred and common membership interests in OKC (the “Interests”) to Highland Pointe Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Operating Limited Partnership, (“MOLP”). MOLP is majority owned by Maxus Realty Trust, Inc. (“MRTI”). The property was purchased on January 11, 2007 with a purchase price of $16,250,000 plus closing costs of approximately $15,000. MRTI funded the acquisition of the membership interests from cash on hand of approximately $3,365,000 and the assumption of a construction mortgage loan with an outstanding loan balance of approximately $12,700,000 that encumbered the property. MRTI’s assumption of the loan was approved by the lender, Stillwater National Bank and Trust Company, in connection with our acquisition of the membership interests. On February 2, 2007, MRTI refinanced the property, and paid off the construction loan, with a mortgage loan of $13,000,000 from NorthMarq Capital, Inc., secured by the Property. The mortgage loan bears interest at a fixed rate of 5.67% and is due and payable on February 28, 2017.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engages is highly competitive. Highland Pointe is subject to competition from other similar types of properties in or near Yukon, Oklahoma. Highland Pointe competes for tenants for its apartments with other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. Highland Pointe was 87% occupied on January 11, 2007. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of Highland Pointe. Management believes that the investment in Highland Pointe was justified primarily due to its good occupancy rate, operating history, rental rates, price, financing at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of Highland Pointe. Management is still evaluating the need for future capital improvements, however, at this time the amount is not anticipated to be material.

Capital Resources and Liquidity:

Management anticipates, based on historical operating results, that Highland Pointe will generate positive cash flow on a yearly basis for the foreseeable future for the Registrant, even though operations may generate a net loss. This is due primarily to the non-cash depreciation expense recorded for the properties.

Other Factors:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to Highland Pointe, other than discussed above, that would cause the reported financial information not to be necessarily indicative of future results.